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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 16, 2002

                              DYNEGY HOLDINGS INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     0-29311                  94-3248415
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)

                           1000 Louisiana, Suite 5800
                              Houston, Texas 77002
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (713) 507-6400

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

     On August 16, 2002, Dynegy Inc. ("Dynegy"), the wholly owning parent company of Dynegy Holdings Inc., announced the completion of its sale of Northern Natural Gas Company ("Northern Natural") to MidAmerican Energy Holdings Company ("MidAmerican"). The transaction was closed following early termination of the Hart-Scott-Rodino waiting period by the Federal Trade Commission.

     MidAmerican purchased Northern Natural for $928 million in cash, subject to adjustment for working capital, and also assumed $950 million in debt. MidAmerican acquired all of the common and preferred stock of Northern Natural.

     On August 27, 2002, Dynegy issued a press release announcing the appointment of three current senior officers to direct Dynegy's financial, accounting and strategic planning duties. Louis Dorey, who has served as Chief Financial Officer for the past two months, will assume the role of Executive Vice President, Finance. Mr. Dorey will continue his focus on financing transactions, treasury and managing relationships with lenders and credit rating agencies. Hugh Tarpley, currently Executive Vice President, Strategic Investments, will lead the newly created corporate development department. His additional responsibilities will include business unit performance reviews, financial and strategic planning and investor relations. Michael Mott has been promoted to Senior Vice President, Chief Accounting Officer, in addition to holding the title of Controller. Mr. Mott will add management of the tax department to his previous duties. All three executives will report to interim Chief Executive Officer Dan Dienstbier. A copy of Dynegy's August 27th press release is attached hereto as exhibit 99.1 and incorporated herein by this reference.

     On August 29, 2002, Dynegy issued a press release announcing that Linda Walker Bynoe had been elected to Dynegy's Board of Directors and is expected to be named to Dynegy's Audit and Compliance Committee. Ms. Bynoe, who currently manages a private equity investment portfolio and is a principal in Telemat Ltd., a privately held project management and management consulting firm, replaced Jerry Johnson, who recently resigned from Dynegy's Board of Directors. A copy of Dynegy's August 29th press release is attached hereto as exhibit 99.2 and incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

a) Financial Statements of Business Acquired - Not Applicable.

b) Pro Forma Financial Information - Not Applicable.

c) Exhibits:

     99.1 Press Release of Dynegy Inc. dated August 27, 2002.

     99.2 Press Release of Dynegy Inc. dated August 29, 2002.

     99.3 Press Release of Dynegy Inc. dated August 16, 2002.


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ITEM 9. REGULATION FD DISCLOSURE

     On August 16, 2002, Dynegy issued a press release, a copy of which is attached hereto as exhibit 99.3 and the contents of which are incorporated herein by this reference. In accordance with General Instruction B.2. of Form 8-K, the information contained in such press release shall not be deemed "Filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DYNEGY HOLDINGS INC.

                                    BY:   /s/ Keith R. Fullenweider
                                       -----------------------------------
                                       Keith R. Fullenweider
                                       Senior Vice President,
                                       Deputy General Counsel and Secretary

Dated:  August 30, 2002